UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): May 24, 2018

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01    Other Events

On July 19, 2016, Boston Scientific Corporation (the “Company”) entered into Stipulations of Settled Issues with the Internal Revenue Service (the “IRS”) intended to resolve all disputes before the United States Tax Court related to both the transfer pricing issues for Guidant Corporation’s 2001 through 2006 tax years and the Company’s 2006 and 2007 tax years as well as the tax issues related to the Company’s 2006 transaction with Abbott Laboratories (the “Tax Court period”). The Stipulations of Settled Issues were contingent upon the IRS Office of Appeals (“IRS Appeals”) applying the same basis of settlement to all transfer pricing issues for the Company’s 2008, 2009 and 2010 tax years (the “Appeals period”) as well as review by the United States Congress Joint Committee on Taxation (the “JCT”). For a description of the Company’s transfer pricing dispute for the 2001 through 2010 tax years see Note I - Income Taxes of the notes to the consolidated financial statements set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

In October 2016, the Company reached an agreement in principle with IRS Appeals as to the resolution of the transfer pricing issues for the Appeals period, subject to additional calculations of tax as well as documentation to memorialize our agreement. In February 2018, the IRS completed its recalculation of our final tax liabilities under this agreement and in March and April 2018, the JCT completed its review of the recalculations of our final tax liabilities for both the Tax Court period and the Appeals period, respectively.

On May 24, 2018, the final condition contained in the Stipulations of Settled Issues was satisfied and on May 30, 2018, the parties filed final stipulated decisions to be entered the United Sates Tax Court concluding all disputes for both the Tax Court period and the Appeals period. In addition to the transfer pricing settlement, we resolved with IRS Appeals certain unrelated issues for the Appeals period and we made certain elections relating to both periods. The final recalculations of our tax liabilities including these additional items will result in net tax payments for the Tax Court and Appeals periods of $303 million, plus net interest estimated to be $305 million through the expected date of payment. We expect to remit payment of these liabilities within the next three months. Due to the final settlement of these disputes, we expect to record previously unrecognized tax benefits in the second quarter of 2018 of $225 million to $250 million related to the Tax Court and Appeals periods. The amount of these benefits is expected to be finalized upon completion of final interest calculations.

We currently expect to resolve the IRS examination of the Company’s 2011 through 2013 tax years before the end of 2018. We expect that the exam will be concluded based upon the same transfer pricing methodologies employed in the Tax Court and Appeals periods. The Company does not expect to recognize any additional charges related to the resolution of the 2011 through 2013 tax years as the Company believes it has recorded sufficient reserves with respect to these periods.

The Company does not expect to change its 2018 estimated annual effective tax rate as a result of the final resolution of these disputes.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements relating to the application by the IRS of the same transfer pricing methodologies to the 2011 through 2013 tax years under examination, the amount and timing of the net tax benefit, and estimates of our annual effective tax rate. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. In many cases, these risks and uncertainties are outside our control, and may cause actual results to differ materially from those contemplated by the statements expressed in this document. As a result, readers are cautioned not to place undue reliance on any of its forward-looking statements.

Risks and uncertainties that may cause such differences include, among other things the risk that the IRS may not consistently apply the same transfer pricing methodologies to the 2011 through 2013 tax years under examination. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A - Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaims any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 31, 2018	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel